UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

CEREPLAST, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-126378	91-2154289
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3411-3433 West El Segundo Boulevard Hawthorne, California	90250
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 673-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 5, 2008, certain members of the senior management of Cereplast, Inc. (the “Company”) made a presentation at the Jefferies & Company, Inc. 5th Global Clean Technology Conference in New York City. The presentation slides included statements intended as “forward-looking statements,” which are subject to the cautionary statements regarding forward-looking statements set forth therein. The presentation slides are attached hereto as Exhibit 99.1. A replay of the Company’s audio webcast of the presentation is available on its website at www.cereplast.com.

The Company is furnishing the presentation pursuant to Regulation FD promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information in this Item 7.01 and in Exhibit 99.1 are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Cereplast, Inc. presentation slides for the Jefferies & Company, Inc. 5th Global Clean Technology Conference dated June 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 6, 2008

CEREPLAST, INC.

By: /s/ Frederic Scheer
Name: Frederic Scheer
Its: Chief Executive Officer

Exhibit Index

Exhibit 99.1	Cereplast, Inc. presentation slides for the Jefferies & Company, Inc. 5th Global Clean Technology Conference dated June 2008.